UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2017

THE FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Mississippi

(State or other jurisdiction of incorporation)

333-94288	64-0862173
(Commission File Number)	(IRS Employer Identification No.)

6480 U.S. Hwy 98 West
Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)

(601) 268-8998

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by The First Bancshares, Inc. (the “Company”) with the Securities and Exchange Commission on January 4, 2017 (the “Initial Report”). The Company is filing this Current Report on Form 8-K/A to (1) amend and restate an item number contained in the Initial Report as it relates to the acquisition of Iberville Bank (“Iberville”) and (2) provide the information required by Item 9.01(a) and Item 9.01(b) of Form 8-K to be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which the Company’s initial report on Form 8-K was required to be filed in connection with the Company’s acquisition of Iberville.

In the Initial Report, the Company announced the consummation of its previously announced (1) acquisition of Iberville, pursuant to that certain Stock Purchase Agreement dated as of October 12, 2016, between the Company and Iberville’s parent company, A. Wilbert’s Sons Lumber and Shingle Co., and (2) merger with Gulf Coast Community Bank (“Gulf Coast”), pursuant to that certain Agreement and Plan of Merger, dated as of October 12, 2016, between the Company and Gulf Coast. The Initial Report inadvertently used Item 8.01 to report the closing of the acquisition of Iberville instead of Item 2.01.

The Company hereby amends the Initial Report to (1) restate that the information provided under Item 8.01 with regard to Iberville is provided under Item 2.01 and (2) provide the historical and pro forma information required by Item 9.01(a) and Item 9.01(b), respectively, of Form 8-K. No other modifications to the Initial Report are being made by this amendment. This amendment should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements of Iberville as of December 31, 2016 and the Independent Auditor’s Report thereon, as well as the accompanying Notes thereto, are filed as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The Unaudited pro forma condensed combined balance sheet as of December 31, 2016 and the Unaudited pro forma condensed statements of operations for the twelve months ended December 31, 2016, are filed as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.	Exhibit
2.1	Stock Purchase Agreement, dated as of October 12, 2016, between The First Bancshares, Inc. and A. Wilbert’s Sons Lumber and Shingle Co. (incorporated herein by reference to Exhibit 1.1 of the Company’s Current Report on Form 8-K filed on October 14, 2016)
2.2	Agreement and Plan of Merger, dated as of October 12, 2016, between The First Bancshares, Inc., The First, A National Banking Association and Gulf Coast Community Bank (incorporated herein by reference to Exhibit 1.2 of the Company’s Current Report on Form 8-K filed on October 14, 2016)
23.1**	Consent of Postlethwaite & Netterville, independent registered public accounting firm for Iberville
99.1*	Press Release: The First Bancshares, Inc. Announces the Acquisition of Iberville Bank and Gulf Coast Community Bank dated January 3, 2017
99.2**	Audited Consolidated Financial Statements of Iberville as of and for the year ended December 31, 2016 and the Independent Auditor’s Report thereon, as well as the accompanying Notes thereto
99.3**	Unaudited pro forma condensed combined balance sheet as of December 31, 2016 and the Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2016, as well as the accompanying Notes thereto.

* Exhibit filed with the Company’s Current Report on Form 8-K filed on January 4, 2017.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCSHARES, INC.

Dated: March 16, 2017	By:	/s/ Donna T. Lowery
Donna T. (Dee Dee) Lowery
Executive Vice President and Chief Financial Officer